UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006

SYBRON DENTAL SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16057	33-0920985
(State or other jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

100 Bayview Circle, Ste. 6000, Newport Beach, CA	92660-8915
(Address of principal executive offices)	(Zip Code)

(949) 255-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 6, 2006, Sybron Dental Specialties, Inc. issued a press release announcing its results of operations and financial condition for the first fiscal quarter ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release dated February 6, 2006 announcing the results of operations and financial condition for the first fiscal quarter ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBRON DENTAL SPECIALTIES, INC.

Date: February 7, 2006	By:	/s/ Stephen J. Tomassi
	Name:	Stephen J. Tomassi
	Title:	Vice President-General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Sybron Dental Specialties, Inc. dated February 6, 2006 announcing the results of operations and financial condition for the first fiscal quarter ended December 31, 2005.